Exhibit 10.13

AMENDMENT TO

Common stock PURCHASE WARRANT

This AMENDMENT TO COMMON STOCK PURCHASE WARRANT (this “Amendment”) is entered into as of March 10, 2026, by and between DUKE Robotics Corp., a corporation organized under the laws of the State of Nevada (the “Company”), and ________ (the “Holder”).

WHEREAS, the Company issued to the Holder that certain Common Stock Purchase Warrant (the “Original Warrant”) on [May 11, 2021/January 6, 2026]; and

[WHEREAS, on November 5, 2022, the parties agreed to extend the term of the Original Warrant to November 11, 2023, and thereafter on November 1, 2023, the parties agreed to extend the term of the Original Warrant to November 11, 2024; and thereafter on June 20, 2024, the parties agreed to extend the term of the Original Warrant to May 11, 2026; and]

WHEREAS, pursuant to Section 10(h) of the Original Warrant, the Original Warrant may be modified or amended, or the provisions thereof waived, with the written consent of the Company and the Holder; and

WHEREAS, the Company and the Holder desire to amend the Warrant as set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Company and the Holder hereby agree as follows:

1. Extension. The Warrant Exercise Term is hereby amended such that the term of the Warrant will be extended, and the Warrants shall now expire on May 1, 2031.

2. No Further Amendment. Except as amended by this Amendment, the Original Warrant remains unaltered and shall remain in full force and effect.

3. Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be determined in accordance with Section 10(a) of the Original Warrant.

4. Counterparts. This Amendment may be executed in any number of counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument. Signatures delivered by facsimile, electronic mail (including as a PDF file) or other transmission method shall be deemed to be original signatures, shall be valid and binding, and, upon delivery, shall constitute due execution of this Amendment.

(Signature page follows)

IN WITNESS WHEREOF, each of the Company and the Holder has caused this Amendment to be executed by its officer thereunto duly authorized as of the date first above indicated.

COMPANY

DUKE Robotics Corp.

By:
Name:
Title:

HOLDER

By:
Name:
Title: